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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported) March 30, 2006

            CWHEQ, INC. (as depositor under the Sale and Servicing Agreement, dated as of March 30, 2006, relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2006-C).

                                  CWHEQ, INC.
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            (Exact name of registrant as specified in its charter)

         Delaware                      333-126790-15           87-0698310
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(State or Other Jurisdiction           (Commission          (I.R.S. Employer
     of Incorporation)                 File Number)       Identification No.)


              4500 Park Granada
            Calabasas, California                        91302
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            (Address of Principal                      (Zip Code)
              Executive Offices)

Registrant's telephone number, including area code (818) 225-3240

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
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Item 8.01. Other Events.
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Description of the Notes and the Mortgage Pool*
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      On March 30, 2006, CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of March 30, 2006 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as sponsor and as master servicer, CWHEQ Revolving Home Equity Loan Trust, Series 2006-C (the "Trust") and JPMorgan Chase Bank, N.A., as indenture trustee (the "Indenture Trustee"), relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2006-C (the "Notes"). The Sale and Servicing Agreement is annexed hereto as Exhibit 99.1.

      The Company, CHL,and Park Monaco Inc. ("Park Monaco") as a seller, entered into a Purchase Agreement, dated as of March 30, 2006 (the "Mortgage Loan Purchase Agreement"), providing for the purchase and sale of the Mortgage Loans to be delivered pursuant to the Sale and Servicing Agreement. The Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 99.2.

      The Trust, the Indenture Trustee, and Chase Bank USA, National Association (the "Co-Trustee) entered into an Indenture, dated as of March 30, 2006 (the "Indenture"), providing for the issuance of the Notes. The Indenture is annexed hereto as Exhibit 99.3.

      In addition to the above agreements, Ambac Assurance Corporation issued a Certificate Guaranty Insurance Policy, dated March 30, 2006 (the "Insurance Policy"), providing for the guarantee of certain payments with respect to the Notes upon certain conditions. The Certificate Guaranty Insurance Policy is annexed hereto as Exhibit 99.4.

      Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Company entered into a Trust Agreement, dated as of March 28, 2006 (the "Trust Agreement"), providing for the creation of the Trust. The Trust Agreement is annexed hereto as Exhibit 99.5.






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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated February 7, 2006 and the Prospectus Supplement dated March 28, 2006 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2006-C (the "Prospectus").

Section 9.
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Item 9.01. Financial Statements, Pro Forma Financial
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      Information And Exhibits.
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(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

99.1 The Sale and Servicing Agreement, dated as of March 30, 2006, by and among the Company, CHL, the Trust and the Indenture Trustee.

99.2 The Purchase Agreement, dated as of March 30, 2006, by and between the Company, CHL and Park Monaco.

99.3 The Indenture, dated as of March 30, 2006, by and between the Trust, the Indenture Trustee and the Co-Trustee.

99.4 The Insurance Policy, dated as of March 30, 2006, issued by Ambac Assurance Corporation.

99.5 The Trust Agreement, dated as of March 28, 2006, by and among Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Company.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWHEQ, INC.




                                          By:  /s/ Leon Daniels, Jr.
                                               -----------------------------
                                               Name:  Leon Daniels, Jr.
                                               Title:  Vice President


Dated: April 14, 2006

EXHIBIT INDEX
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Exhibit   Description
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99.1 The Sale and Servicing Agreement, dated as of March 30, 2006, by and among the Company, CHL, the Trust and the Indenture Trustee.

99.2 The Purchase Agreement, dated as of March 30, 2006, by and between the Company, CHL and Park Monaco.

99.3 The Indenture, dated as of March 30, 2006, by and between the Trust, the Indenture Trustee and the Co-Trustee.

99.4 The Insurance Policy, dated as of March 30, 2006, issued by Ambac Assurance Coporation.

99.5 The Trust Agreement, dated as of March 28, 2006, by and among Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Company.